CATALYST BIOSCIENCES Corporate Overview 5 August 2021 Exhibit 99.2

Forward looking statements Certain information contained in this presentation and statements made orally during this presentation include forward-looking statements that involve substantial risks and uncertainties. All statements included in this presentation, other than statements of historical facts, are forward-looking statements. Forward-looking statements include, without limitation, statements about the product candidates of Catalyst Biosciences, Inc. (the “Company”) and the benefits of its protease engineering platform, potential commercial opportunities for and advantages of MarzAA and DalcA, including their potential to treat hemophilia subcutaneously; plans to enroll the Crimson 1 Phase 3 registration study and report on actions of the DSMB and treatment of bleed data for this study; plans to enroll the MAA Phase 1/2 study of MarzAA and report PK and treatment of bleed data for this study; the potential markets for and advantages of the Company's complement product candidates, including CB 2782-PEG as a potential best-in-class C3 degrader for dry AMD, CB 4332 as a potential treatment for CFI deficiency, and complement degraders; plans for the Company's collaboration with Biogen; potential markets for the Company’s CFI complement product candidates, and plans to enroll the CB 4332 observational trial and to conduct human clinical trials for CB 4332. Actual results or events could differ materially from the plans, intentions, expectations and projections disclosed in the forward-looking statements. Various important factors could cause actual results or events to differ materially, including, but not limited to, the risk that trials, studies or programs may be delayed or terminated as a result of COVID-19 and other factors, that trials may not have satisfactory outcomes, that human trials will not replicate the results from earlier trials, that the Company will need to raise additional capital, which may not be available on favorable terms, if at all, the risk that costs required to develop or manufacture the Company’s products will be higher than anticipated, including as a result of delays in development and manufacturing resulting from COVID-19 and other factors, the risk that Biogen will terminate its agreement with the Company, competition and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on March 4, 2021, on Form 10-Q filed with the SEC on August 5, 2021, and in other filings with the SEC. The forward-looking statements in this presentation represent the Company's view as of the date of this presentation and the Company does not assume any obligation to update any forward-looking statements, except as required by law.  © Catalyst Biosciences

Novel differentiated medicines Robust complement portfolio Clinical-stage assets Unique expertise in protease engineering Harnessing the catalytic power of proteases The Protease Medicines Company © Catalyst Biosciences

Unique expertise enables design of optimized & differentiated protease candidates Catalyst protease platform Functionally enhanced natural proteases in the complement & coagulation cascades Engineered novel protein degraders in the complement cascade Modulate or target biological activation or inactivation Protease Scaffold Protease Candidate Our Proteases Discovery Platform Engineered Regulation Pharmacokinetic Improvement Structure Guided Design Molecular Evolution © Catalyst Biosciences

Requires high concentrations in excess of the target Requires high concentrations & frequent dosing Efficient regulation at low concentrations of therapeutic protease Proteases are ideal for high abundancy targets & cascades A better way to regulate biological processes compared with antibodies & small molecules Antibodies Small molecules / peptides Therapeutic target neutralization © Catalyst Biosciences Protease

Pipeline

Hemostasis

SQ Marzeptacog alfa (FVIIa) "MarzAA"
Hemophilia A or B with inhibitors – ToB

FVIID/Glanzmann/Hemlibra – ToB

Complement

IVT CB 2782-PEG
C3 degrader for Dry AMD
Biogen

SQ CB 4332 Enhanced CFI (**C**on**FI**rm)

C4b Degrader

Additional programs

Hemostasis

SQ Dalcinonacog alfa (FIX) "DalcA"
Hemophilia B

CB 2679d-GT
Hemophilia B FIX Gene Therapy


R
PC
P1/2
P2
P3
Observational Study

© Catalyst Biosciences

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Validated across three programs Catalyst protease platform Before treatment On treatment Marzeptacog alfa (activated) Dalcinonacog alfa CB 2782-PEG Engineered rFVIIa protease 90% reduction in annualized bleed rate Achieved sustained & high target levels of FIX Best-in-class profile for dry AMD Extended pharmacodynamics Engineered rFIX protease Novel C3 degrader 50% 5% 1% Mild Hemophilia Normal clotting levels Severe Hemophilia Moderate Hemophilia © Catalyst Biosciences

Marzeptacog alfa (activated) – MarzAA: SQ rFVIIa

Designed to address a clear unmet need in hemophilia & other bleeding disorders


P129A
T128N
M298Q
Q286R
Increased procoagulant activity

9-fold higher activity *vs* NovoSeven RT

- Potency allows for SQ dosing that prolongs half-life
- NovoSeven RT is administered IV

Preclinical efficacy of SQ episodic ToB

- HA mouse after tail cut; HA dog; HA rat

P2 proof of concept & preliminary safety in HA or HB with inhibitors – prophylactic ToB

- 46 patients treated including: single dose IV, up to 3 SQ doses/day, & daily SQ up to 97 days – no ADA

FDA Fast Track designations

- HA/HB with inhibitors, episodic ToB
- FVIID, episodic ToB

© Catalyst Biosciences

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SQ MarzAA is a large commercial opportunity

Global NovoSeven sales breakdown by indication (2020)


$1.08B
$545M
$126M
$53M
$74M
$71M
$213M
Hem A Inh (50.3%)
Hem B Inh (11.7%)
Other (19.7%)
FVII Def (4.9%)
Glanzmann (6.9%)
AHA (6.5%)

SQ MarzAA profile

- SQ is patient-preferred & eliminates IV barrier to fast & effective treatment
- Ideal for pediatrics & patients with venous access issues
- Long half-life without high Cmax for optimal control of bleeds
- *In vitro* data support combination with Hemlibra® without increased thrombogenicity
- Prophylaxis opportunity demonstrated in P2

© Catalyst Biosciences Source: Adivo Associates market research; Catalyst Biosciences market research. Data on file.

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MarzAA could provide SQ prophylaxis for Glanzmann & FVIID Global NovoSeven on demand sales Glanzmann Thrombasthenia, FVIID Unmet need in prophylaxis Growing number of Glanzmann Thrombasthenia and FVIID patients treated with NovoSeven Source: Catalyst Biosciences, Adivo Associates Market Research, Data on file. *Note: 2019 estimates Treated patients may be counted multiple times as patients may have multiple bleeding events per year needing factor treatment 9% total increase in patients over 3 years © Catalyst Biosciences

Unmet need for a long-acting SQ episodic treatment of bleeds

NovoSeven

- Patients reported needing an average of **6 hours and 3 infusions** of NovoSeven to resolve bleeds
- Some bleeds take longer than 72 hours to resolve[1,2,3]

Current bypass agents require multiple infusions over the course of hours

MarzAA

- MAA-102: PK MarzAA levels support SQ ToB
- Target therapeutic levels are **rapidly achieved**
- Target levels can be maintained for 18 hours with a single SQ dose of 60 µg/kg

Clinical MarzAA levels support SQ ToB

© Catalyst Biosciences

Source: [1]NovoSeven PI Rev 7/2020; [2]Adivo Associates market research; [3]Catalyst Biosciences' market research; Data on file; Neuman *et al.* ISTH 2020

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Hemophilia A or B with inhibitors, ABR ≥ 8 Crimson 1 Phase 3 study: Treatment of episodic bleeding MarzAA SQ 60 µg/kg 1-3 doses 130 bleeds per sequence ≤5 bleeds per patient N = 30 SOC IV 1-3 doses ≤5 bleeds per patient 114 bleeds per sequence MarzAA SQ 60 µg/kg 1-3 doses ≤5 bleeds per patient 114 bleeds per sequence 130 bleeds per sequence ≤5 bleeds per patient SoC IV 1-3 doses N = 30 Primary endpoint Non-inferior hemostatic efficacy: standard 4-point scale at 24 h Secondary endpoints Time to bleed resolution; number of doses; rescue meds Safety Adverse events, anti-drug antibodies (ADA); thrombosis Statistics + SoC estimate 85% Excellent/good treatment of bleeds + Non-inferiority margin of 12% + 2.5% significance, one-sided + 90% power © Catalyst Biosciences

MAA-202 Phase 1/2 study design

FVII deficiency, Glanzmann Thrombasthenia and HA on Hemlibra: N = 8 each

Phase 1 PK

MarzAA IV
each cohort

Single dose

MarzAA SQ

Single dose escalation

Multiple dose Q3H

Phase 2 ToB

MarzAA SQ
1-3 doses

FVIID ≥30 bleeds

GT ≥30 bleeds

HA ≥15 bleeds

Phase 1

- **Primary endpoint:** Pharmacokinetics
- **Secondary endpoint:** Pharmacodynamics

Phase 2 ToB

- **Primary endpoint:** Hemostatic efficacy at 24 hours
- **Secondary endpoints:** Effective hemostasis at successive timepoints; doses needed; rescue meds
- **Safety:** Adverse events and ADA

© Catalyst Biosciences

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Growing Complement Pathway Protease Platform  © Catalyst Biosciences

Complement is a perfect fit to develop protease therapeutics

The complement pathway is driven by a protease cascade


CP
LP
AP
Damaged/altered/foreign cells and debris
Exacerbation
Exacerbation
Neoepitopes/
autoepitopes
NAb
AAb
DAMP
MBL
Fcn
CL
MASP1
MASP2
Tick-over
FP
Immune modulation
C1qR
C1q
C1r
C1s
C1-INH
MASP3
C3*
C3
C3b
FI
FH
pFD
FD
FB
C4
C2
C4a
FP
C3*Bb
FD
FB
C4BP
FI
C4b2b
FH
FI
Circulation turnover
Extrinsic protease
C3
C3bBb
FP
Immune modulation
C3aR
C3a
FD
C3bBb
C3 convertase
FP
Amplification
C3a-dR
FB
CPN
C3b
CD55
CR1
CR1
Adhesion
FH
FI
C4b2b3b
C3bBb3b
C5 convertase
FP
FI
FH
C3b
CR46
Immune modulation
C5a-dR
CPN
CD46
Chemotaxis, inflammatory signaling and cell activation
C5aR2
C5aR1
C5a
C5
Extrinsic proteases
FH
FI
CR1
CR4
CR3
Phagocytosis
Trafficking
Signaling
C5b
iC3b
C6
C7
C8
C9n
CR1
FI
Lysis, cell damage
MAC
CD59
C3dg
CR2
Adaptive signaling
Terminal pathway
Breakdown pathway

80%

of the complement cascade is regulated by proteases

© Catalyst Biosciences Source: Figure adapted from Mastellos *et al.*, Clinical promise of next-generation complement therapeutics. Nature Reviews. 2019

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Multiple, high-value complement programs

Novel Engineered Degrader Partnered with Biogen

CB 2782-PEG

Established Catalyst Biosciences in complement

Biogen

Development Candidate

CB 4332

Leads expansion into systemic complement in CFI dysregulation

NextGen Degraders

C4b

C3b

Specific & potent degraders target classical & alternative complement disorders with large-market potential

Future Degraders

C3a

C5a

Broadens Catalyst Biosciences footprint in the complement space

© Catalyst Biosciences

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Unique targeted approach to complement regulation



Cascade initiation
C4b Degraders
C3b Degraders
Cascade regulation
CB 2782-PEG
Biogen
CB 4332
Terminal complement
NextGen Degraders
Other programs (CFx)
Classical pathway
Lectin pathway
Alternative pathway
C1r
C1s
C2
C4
C4b
MASP
C3 (H_2O)
FB
FD
C3b
C3
C3b
C5
C3a
C5a
C5b
Immune response inflammation
Membrane attack complex (MAC)

© Catalyst Biosciences

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CB 2782-PEG: Best-in-class C3 degrader for dry AMD Protease advantage demonstrated in vivo CB 2782-PEG degrades C3 levels in the eye for at least 28 days in a non-human primate model Catalytic advantage of proteases One therapeutic molecule neutralizes 1000s Fast & potent response Extended pharmacodynamic effect Can activate or degrade therapeutic targets Engineered novel protein degraders “sweep away” difficult to drug targets CB 2782-PEG (nM) Days C3 Concentration (nM) © Catalyst Biosciences

© Catalyst Biosciences CB 2782-PEG: Long acting anti-C3 protease for dry AMD *Furfine et al. ARVO 2019 Geographic atrophy is a high unmet need Advanced stage of dry age-related macular degeneration (dAMD) dAMD affects ~1M people in the US & >5M WW, no currently approved therapy Global market ~ >$5B C3 is a clinically validated target (randomized P2) for dAMD Best-in-class C3 degrader for dry AMD Generated from Catalyst’s proprietary protease engineering platform Potent, selective & long acting, degrades C3 into inactive fragments NHP PK & PD data* predict best-in-class human intravitreal dosing 3 or 4 times a year Biogen collaboration $15M upfront, up to $340M in milestones & tiered royalties up to low double digits Catalyst: fully funded pre-clinical & manufacturing activities Biogen: IND-enabling activities, WW clinical development & commercialization

© Catalyst Biosciences CB 4332: SQ Enhanced Complement Factor I Development candidate to restore regulation 1Bienaime et al. Kidney Int. 2010; 2Ferreira et al. Nefrologia. 2016; Note: CFI = Complement factor I; Structural model based on PDB 2XRC. Engineered for an extended half-life Once weekly SQ therapy – no PEG In vitro & ex vivo activity comparable to native CFI Classical & alternative pathway regulation High yield production process Rebalance the complement system in patients with dysregulated CFI No specific therapies exist to correct CFI dysregulation Targets population with no treatment or who respond poorly to current treatments1,2 Rationale & unmet need

CB 4332: To address CFI deficiency at the root cause Designed to provide unique advantages Unmet needs in CFI deficiency CB 4332 Designed to address Blocks complement-initiated cell destruction in the circulation Directly addresses root cause of disease Addresses extravascular hemolysis Preserves normal immune functions, e.g. to fight off infections Convenient weekly SQ administration   © Catalyst Biosciences

CB 4332 Phase 1/2 Trials Screening Screening & natural history of disease studies  ConFIrm & ConFIdence: preparing for Phase 1/2 Identifies Target Population / Feeds ConFIdence Study / Discovers Undiagnosed Disease Prospective Clinical & Biomarkers Assessment of CFI-Deficiency Disease While on SoC Screening Identification of CFI-deficient patients & key investigators for CB 4332 trials Discover undiagnosed disease, create program awareness & inform on biomarkers CB 4332 Phase 1/2 Trials ConFIrm study ConFIdence study CB 4332 Phase 1/2 Trials © Catalyst Biosciences

CB 4332: Phase 1/2 - First in human study Extended treatment to assess proof of concept (N=up to 15) Study parts Multiple Ascending Doses (N=up to 9) Single Ascending Doses (N=up to 12) Study design Phase 1 open-label, single & multiple ascending SQ doses & extended duration proof of concept Population: CFI-deficient patients Proposed starting dose 0.5 mg/Kg Goals Safety & tolerability PK characterization Assessment of complement biomarkers (C3, FB, FBb, Bb/FB ratio, iC3b, C3d, C3dg, AP50/AH50) Establish a Recommended Dose Regimen within the CFI normal range © Catalyst Biosciences

Diseases with CFI mutations have tremendous potential

US / EU5 market opportunity



IC-MPGN
C3G
aHUS

CFI Deficiency
First indication

$500M+
Market opportunity in CFI deficient populations

0 Specific systemic therapies in development for patients with dysregulated CFI

0 Therapies addressing the root cause of disease

0 Approved treatments for C3G, IC-MPGN, CFID



CFI Deficiency
Recurrent infections
Chronic inflammation
Current development targets
C3G
aHUS
IC-MPGN
Geographic atrophy
Potential targets
Autoimmune disorders

Note: aHUS = atypical Hemolytic Uremic Syndrome, C3G = Complement 3 Glomerulopathy, IC-MPGN = Immune-Complex Membranoproliferative Glomerulonephritis, CFID = Complement Factor I Deficiency

© Catalyst Biosciences

Bresin *et al*. JASN. 2013; Fremeaux-Bacchi *et al*. ASN. 2013; Rui-Ru *et al*. Jour Rare Dis Res. 2018; Servais *et al*. Kidney Int. 2012; Iatropoulous *et al*. Mol Immunol. 2016; Hou *et al*. Kidney Int. 2014; Alba-Domiguez *et al*. J rare Dis. 2012. El Sissy *et al*. Front. Immunol. 2019; Shields *et al*. Front Immunol. 2019; Naesens *et al*. Jour Allergy & Clin Immunol. 2020; Yan *et al*. Clin Epi 2020; Smith *et al*. Nature Reviews. 2019; Noris *et al*. Clin J Am Soc Nephrol. 2010; CBIO KOL interviews

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Our protease platforms are tailored to specific indications Tuning functionality to restore complement homeostasis & immunoregulation ImmunoTUNE™ C3a-C5a ProTUNE™ C3b-C4b  Nephrology Hematology oncology Neurology Immunology Autoimmune © Catalyst Biosciences

C3b-C4b degraders significantly reduce inflammation *in vivo*

Significantly decrease in inflammatory markers involved in IgA nephropathy

Inflammatory markers in IgA nephropathy



IFNγ (pg/mL)
5000
4000
3000
2000
1000
0
***
Baseline
Vehicle
CB4775



TNFα (pg/mL)
100
80
60
40
20
0
****
Baseline
Vehicle
CB4775

Rat model of complement-mediated inflammation



Reduction of **IFNγ & TNFα** involved in kidney damage & proteinuria in IgA nephropathy patients[1, 2]

© Catalyst Biosciences

1. Yano, N. *et al.* Phenotypic Characterization of Cytokine Expression in Patients With IgA Nephropathy. *J Clin Immunol* **17**, 396–402 (1997). 2. Lim, C. S. *et al.* Th1/Th2 predominance and proinflammatory cytokines determine the clinicopathological severity of IgA nephropathy. *Nephrol Dial Transpl* **16**, 269–275 (2001).
Values are mean +/- SEM, ***p<0.001 using One Way or Two-way ANOVA.

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C3b-C4b degraders for IgA nephropathy patients

Dual targeting of alternate & lectin pathways



Classical pathway
Lectin pathway
Alternative pathway
C1q
MBL
C3(H2O)
C1r
C1s
MASPs
CFD
CFB
Clinically validated target for IgAN
Clinically validated target for IgAN
C4
C2
C4b
2b
C3
C3b
Bb
SPECIFICITY
C4b
C3b
ProTUNE™
PLATFORM

Differentiation

+ Dual targeting mode of action: lectin & alternative pathways

Rationale for IgA nephropathy

+ Both lectin & alternative pathways are involved in IgA nephropathy & correlate with severe clinical manifestation [1, 2, 3]

Clinically validated targets

+ Inhibition of only MASP2 or Factor B may be insufficient to reduce proteinuria in IgA nephropathy patients

© Catalyst Biosciences

1. Medjeral-Thomas *et al*. Kidney International Reports (2018); 2. Bi *et al*. BMC Nephrology (2019); 3. Roos *et al*. J Am Soc Nephrol (2006)

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C3a-C5a degraders: Efficacy in an acute LPS-induced ARDS model  CFx improves respiratory function & reduces cell infiltrates CFx 7-fold lower dose vs. anti-C5  Respiratory functions & cell infiltration at 24 h CFx outperforms anti-C5 antibody in reducing inflammatory cell infiltration CFx compares well on respiratory functions with anti-C5 antibody Mouse LPS model of lung inflammation CFx CFx © Catalyst Biosciences

C3a-C5a degraders: Potential for ANCA-AAV patients

Dual targeting of both C3a & C5a with one protease medicine


Classical pathway
Lectin pathway
Alternative pathway
C3 convertase
C3
C3b
C3a
C3 convertase
C3aR
C5aR
C5
C5b
C5a
SPECIFICITY
C3a
C5a
ImmunoTUNE™
PLATFORM
Clinically validated
targets for ANCA

Differentiation

- Degrade activation products of C3 (C3a) & C5 (C5a) that are inflammatory mediators
- May provide beneficial function *via* **C5L2** pathway

Rationale for ANCA-AAV

- Both C3a **&** C5a are higher in active AAV patients[1, 2]

Clinically validated targets

- Inhibition of C5a or C5aR may be insufficient to increase remission rates in ANCA-AAV patients

© Catalyst Biosciences 1. S. Moiseev *et al*. British Society for Immunology, Clinical and Experimental Immunology (2020); 2. Gou *et al*. Kidney International (2012).

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CB 4332 spearheads a deep pipeline in complement

IND & next development candidate in 2022


Indication
2021
2022
CFI-HSA Replacement
CB 4332
CFI Deficiency
Natural History
Screening & Natural History Study
CB 4332
CFI Deficiency
Preclinical
IND
Phase I
Biomarker Data
CB 4332
Partial Deficiency
IC-MPGN/aHUS/C3G
Phase I/II
CB 4332
Non-Deficiency
Expansion Indications
Indication Selection
Phase I/II
Platform Technology
C3b-C4b
IgA Nephropathy
Discovery
C3a-C5a
ANCA-AAV
Discovery
Development Candidates for Each Program

© Catalyst Biosciences

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Milestones

2021

- ✓ CB 4332 observational trial
- MAA-202 PK data
- MAA-304 first DSMB
- Degrader platform updates
- CB 2782-PEG Biogen

2022

- MAA-304 final DSMB
- MAA-304 ToB data
- MAA-202 ToB data
- CB 4332 P1/2
- Degrader platform updates
- CB 2782-PEG Biogen

✓ **MarzAA** (FVIIa) ✓ **CB 2782-PEG** (dAMD) ✓ **Systemic complement**

© Catalyst Biosciences

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Thank You © Catalyst Biosciences Nasdaq: CBIO CatalystBiosciences.com